Morgan Dempsey Small/Micro Cap Value Fund
Trading Symbol: MITYX Summary Prospectus August 16, 2011 www.morgandempsey.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2010 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.morgandempseyfunds.com/.  You can also get this information at no cost by calling 877-642-7227 or by sending an e-mail request to info@morgandempsey.com.

Investment Objective
The investment objective of the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Other Expenses(1)	0.58%
Total Annual Fund Operating Expenses	1.68%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$171	$530

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
To achieve its investment objective, the Fund intends to invest in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $30 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  In addition to common stocks, equity securities may also include preferred stocks, convertible debt securities, derivative securities, swaps and synthetic instruments, and other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities of micro-cap and small-cap companies.  The Fund may also sell shares of equity securities or ETFs short for hedging purposes.

The Fund’s investment adviser, Morgan Dempsey Capital Management, LLC (the “Adviser”), uses disciplined, fundamental, bottom-up research to select investments for the Fund’s portfolio from the universe of small-cap and micro-cap companies.  The Adviser seeks to identify companies that trade at significant discounts to what the Adviser believes to be their intrinsic value, and that possess a material catalyst that may trigger a long-term, sustainable growth in value.  In addition to favorable valuations at the time of purchase, companies in which the Fund will invest will have strong balance sheets with liquidity and solvency characteristics that provide a margin of safety.  The Fund invests in companies with increasing intrinsic values, which allow the Fund’s holdings to grow and build value over long periods of time.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

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Management Risk.  The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. The risk that certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.
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Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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Small- and Micro-Cap Company Risk.  The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

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Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

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Shares of Other Investment Companies Risk.  The risk that you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

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Exchange-Traded Fund Risk.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

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Derivative Securities Risk.  The risk that the Fund’s use of derivatives will cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

•	Swap Agreement Risk. Swap agreements may not be assigned without the consent of the counter-party, and may experience losses in the event of a default or bankruptcy of the counter-party.
•	Synthetic Instruments Risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the overall securities markets.
•	Short Sale Risk. Short selling of securities may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.
•	Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Performance
Performance information for the Fund has not been presented because, as of the date of this Prospectus, the Fund has not been in operation for a full calendar year.

Management
Investment Adviser
Morgan Dempsey Capital Management, LLC is the Fund’s investment adviser.

Portfolio Managers
Brian G. Rafn, Principal and Director of Research of the Adviser, has served as the Fund’s portfolio manager since the Fund’s inception in April 2010.

Purchase and Sale of Fund Shares
You may conduct transactions by mail (Morgan Dempsey Small/Micro Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53202 (for regular mail) or 615 East Michigan Street, 3rd Floor (for overnight or express mail), Milwaukee, WI 53201-0701), or by telephone at 877-642-7227.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund is $2,500.  Subsequent investments may be made with a minimum investment amount of $50.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.